                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                        ------------------------------------


                                   FORM 8-K
                                Current Report



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 10, 1999




                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



        New York                        33-89380-01            37-0152681
-----------------------------    ----------------------  ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
   of incorporation)                                     Identification Number)


Mercantile Bank
      National Association
      140 West Hawthorne
      Hartford, Illinois                                       62048
-----------------------------------------                  --------------
 (Address of principal executive offices)                    (Zip Code)


              Registrant's telephone number, including area code:

                                (618) 251-2035


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ITEM 5.     OTHER EVENTS.
            -------------

            The July 1999 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on August 10, 1999.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of July, 1999


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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Mercantile Bank
                                                National Association, Servicer


                                                By:    \s\Keith Roever

                                                Name:     Keith Roever
                                                Title:    President



Date: August 18, 1999


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                               INDEX TO EXHIBITS
                               -----------------

  Exhibit
  Number                                  Exhibits
  -------                                 --------
     1                                    Monthly Report to Floating Rate
                                          Credit Card Participation
                                          Certificates, Series 1995-1,
                                          investors for the month
                                          of  July, 1999.